SUPPLEMENTAL INFORMATION (Unaudited)

  Submission of Matters to a Vote of
Security Holders:


On April 25, 2007, a Special Meeting of
Shareholders was held at which the shareholders of Nationwide Enhanced Income Fund, Nationwide
Large Cap Value Fund, Nationwide Mid Cap Growth
Fund, Nationwide Mid Gap Growth Leaders Fund,
Nationwide Value Opportunities Fund and
NorthPointe Small Cap Growth Fund were asked: *

1. To approve a new investment advisory
agreement between Nationwide Fund
Advisors (formerly Gartmore Mutual Fund
Capital Trust) and Nationwide Mutual Funds
(formerly Gartmore Mutual Funds), on behalf of their Fund.

2. To approve a subadvisory agreement. (With respect to Nationwide Enhanced Income Fund, the new subadvisory agreement is between Nationwide Fund Advisors and Morley Capital
Management, Inc. (formerly Gartmore Morley
Capital Management, Inc.)) (With respect to Nationwide Mid Cap Growth Fund, the new subadvisory agreement is between Nationwide
Fund Advisors and NorthPointe Capital LLC
(NorthPointe)). (With respect to Nationwide
Large Cap Value Fund, Nationwide Value
Opportunities Fund and Northpointe Small
Cap Growth Fund, the amended subadvisory agreement is between Nationwide Fund Advisors and NorthPointe.) (With respect to Nationwide
Mid Cap Growth Leaders Fund, the new
subadvisory agreement is between Nationwide
Fund Advisors and Nationwide Separate
Accounts, LLC.)

Voting Results
The voting results of each of the Funds on Proposal 1 is presented below:

Fund
Shares Voted For
Shares Voted Against
Shares
Abstained
Broker
Non-Votes
Total
Nationwide Enhanced Income Fund
40,821,130.029
0.00
17.945
0.00
40,821,147.974

Nationwide Large Cap Value Fund
1,202,766.122
9,246.817
339,963.381
0.00
1,551,976.320

Nationwide Mid Cap Growth Fund
323,554.732
0.00
1,
565.320
0.00
325,120.052
Nationwide Mid Gap
Growth Leaders Fund
1,340,509.175
10,496.530
11,545.880

0.00
1,362,551.585
Nationwide Value Opportunities Fund
558,073.672
26,219.717
24,462.450
0.00
608,755.839

NorthPointe Small Cap Growth Fund
4,040,197.880

0.00
0.00
0.00
4,040,197.880

The voting results of each of the Funds on Proposal 2 is presented below:


Nationwide Enhanced Income Fund
40,820,112.409
0.00
1,035.565
0.00
40,821,147.974

Nationwide Large Cap Value Fund
1,203,007.960
10,824.817
338,143.543
0.00
1,551,976.320

Nationwide Mid Cap Growth Fund
323,554.732
0.00
1,565.320

0.00
325,120.052
Nationwide Mid Gap Growth Leaders Fund
1,338,622.785
9,481.750
14,510.050
0.00
1,362,551.585

Nationwide Value Opportunities Fund
558,652.732
26,219.717
23,883.390
0.00
608,755.839

NorthPointe Small Cap Growth Fund
4,040,197.880
0.
00
0.00
0.00
4,040,197.880






* This meeting was
previously adjourned on April 23, 2007.






On April 25, 2007, a Special Meeting of Shareholders was held at which the shareholders of Nationwide
Bond Fund, Nationwide Bond Index Fund, Nationwide
Emerging Markets Fund, Nationwide Global Financial
Services Fund, Nationwide Global Health Sciences
Fund, Nationwide Global Natural Resources Fund,
Nationwide Global Technology and Communications Fund,
Nationwide Global Utilities Fund, Nationwide
Government Bond Fund, Nationwide Hedged Core Equity
Fund, Nationwide International Growth Fund, Nationwide
International Index Fund, Nationwide Investor
Destinations Aggressive Fund, Nationwide Investor
Destinations Moderately Aggressive Fund, Nationwide
Market Neutral Fund, Nationwide Mid Cap Market Index
Fund, Nationwide Fund, Nationwide Leaders Fund,
Nationwide Optimal Allocations Fund: Defensive,
Nationwide S&P 500 Index Fund, Nationwide Small Cap
Core Fund, Nationwide Small Cap Growth Opportunities
Fund, Nationwide Small Cap Index Fund, Nationwide
Small Cap Value Fund and Nationwide Tax-Free Income
Fund were asked: *

1. To approve a new investment advisory agreement between Nationwide Fund Advisors (formerly Gartmore
Mutual Fund Capital Trust) and Nationwide Mutual
Funds (formerly Gartmore Mutual Funds), on behalf of their Fund.

Voting Results
The voting results of each of the Funds on this Proposal is presented below:

Fund
Shares Voted For
Shares Voted Against
Shares
Abstained
Broker
Non-Votes
Total
Nationwide Bond Fund
5,218,564.322
81,566.635
273,001.134
0.00
5,573,
132.091
Nationwide Bond Index Fund
208,792,760.157
24,347.719
35,026.844
0.00
208,
852,134.720
Nationwide Emerging Markets Fund
2,110,101.855
10,081.391
24,931.760
0.00
2,145,
115.006
Nationwide Global Financial Services Fund
2,030,384.848
14,978.340
12,217.583
0.00
2,057,580.771

Nationwide Global Health Sciences Fund
1,840,724.716
1,157.540
119,085.974
0.00
1,960,968.230

Nationwide Global Natural Resources Fund
1,269,313.120
12,765.120
25,473.760
0.00
1,307,552.000

Nationwide Global Technology and Communications Fund
3,334,211.460
4,262.770
2,868.000
0.00
3,341,342.230

Nationwide Global Utilities Fund
1,187,626.660
3,058.000
12,745.270
0.00
1,203,429.930

Nationwide Government Bond Fund
6,290,315.081
35,494.549
463,741.994
0.00
6,789,551.624

Nationwide Hedged Core Equity Fund
511,476.260
0.00
0.
00
0.00
511,476.260
Nationwide International Growth Fund
2,933,870.260
20,794.666
48,792.633
0.00
3,003,457.559

Nationwide
International Index Fund
202,160,342.794
83,946.437
743,731.497
0.00
202,988,
020.728
Nationwide Investor Destinations Aggressive Fund
41,154,156.373
239,630.543
5,359,040.546
0.00
46,752,
827.462
Nationwide Investor Destinations Moderately
Aggressive Fund
65,350,205.390
490,145.648
7,212,491.082
0.00
73,052,
842.120
Nationwide Market Neutral Fund
1,113,910.940
0.00
0.00
0.00
1,113,910.940

Nationwide Mid Cap Market Index Fund
84,223,226.122
95,271.232
254,729.872
0.00
84,573,227.226

Nationwide Fund
36,434,428.689
933,224.322
2,413,402.432
0.00
39,
781,055.443
Nationwide Leaders Fund
685,935.097
2,855.930
3,994.130
0.00
692,785.157

Nationwide Optimal Allocations Fund: Defensive
102,743.060
0.00
0.00
0.00
102,743.060

Nationwide S&P 500 Index Fund
261,136,337.727
380,161.400
1,239,967.560
0.00
2
62,756,466.687
Nationwide Small Cap Core Fund
501,478.650
0.00
0.00
0.00
501,478.650
Nationwide
Small Cap Growth Opportunities Fund
507,304.180
0.0
0
0.00
0.00
507,304.180
Nationwide  Small Cap Index Fund
49,448,961.560
256,547.642
1,348,275.570
0.00

51,053,784.772
Nationwide Small Cap Value Fund
519,898.320
0.00
0.00
0.00
519,898.320

Nationwide Tax-Free Income Fund
7,610,933.230
160,286.360
614,470.740
0.00

8,385,690.330












* This meeting was previously
adjourned on April 23, 2007.




On April 27, 2007, a Special Meeting of Shareholders was held at which the shareholders of Nationwide
Growth Fund and Nationwide Money Market Fund were asked: *

1. To approve a new investment advisory agreement between Nationwide Fund Advisors (formerly Gartmore
Mutual Fund Capital Trust) and Nationwide Mutual Funds
(formerly Gartmore Mutual Funds), on behalf of their Fund.

Voting Results
The voting results of each of the Funds on this Proposal is presented below:

Fund
Shares Voted For
Shares Voted Against
Shares
Abstained
Broker
Non-Votes
Total
Nationwide Growth Fund
808,891,299.919
18,580,718.168
40,472,590.866
0.00

868,944,608.953
Nationwide Money Market Fund
11,752,499.756
505,731.299
778,074.060
0.00

13,036,305.115
* This meeting was previously adjourned
twice, first on April 23, 2007 and again on April 25, 2007.




On April 30, 2007, a Special Meeting of Shareholders
 of NorthPointe Small Cap Value Fund was held at which the shareholders of the Fund were asked: *

1. To approve a new investment advisory agreement between Nationwide Fund Advisors (formerly
Gartmore Mutual Fund Capital Trust) and
Nationwide Mutual Funds (formerly Gartmore
Mutual Funds), on behalf of the Fund.

2. To approve an amended subadvisory agreement with NorthPointe Capital LLC, on behalf of the Fund.

Voting Results
The voting results of the Fund on Proposal 1 and 2 is presented below:


Shares Voted For
Shares Voted Against
Shares
Abstained
Broker
Non-Votes
Total
Proposal 1
1,636,031.300
0.00
0.00
0.00

1,636,031.300
Proposal 2
1,636,031.300
0.00
0.00
0.00

1,636,031.300












* This meeting was previously
adjourned three times, first on April 23, 2007, then on April 25, 2007, and again on April 27, 2007.



A Special Meeting of the Shareholders of
Nationwide Micro Cap Equity Fund, Nationwide Short
Duration Bond Fund and Nationwide Small Cap Leaders
Fund was originally scheduled to be held on April
23, 2007 for the following purposes:

1. To approve a new investment advisory between Nationwide Fund Advisors (formerly Gartmore
Mutual Fund Capital Trust) and Nationwide
Mutual Funds (formerly Gartmore Mutual Funds), on behalf of their Fund.

2. To approve a subadvisory agreement. (With respect to Nationwide Micro Cap Equity Fund and Nationwide
Small Cap Leaders Fund, the new subadvisory agreement is between Nationwide Fund Advisors and NorthPointe Capital LLC) (With respect to
Nationwide Short Duration Bond Fund, the new subadvisory agreement is between Nationwide Fund
Advisors and Morley Capital Management, Inc.
(formerly Gartmore Morley Capital Management,
Inc.))

The meeting was adjourned on April 23, 2007, April
25, 2007, April 27, 2007 and again on April 30, 2007
to permit the solicitation of additional votes.


A Special Meeting of the Shareholders of  Nationwide
China Opportunities Fund, Nationwide Investor
Destinations Moderate Fund, Nationwide Investor
Destinations Conservative Fund, Nationwide Investor
Destinations Moderately Conservative Fund, Nationwide
Small Cap Fund, Nationwide Worldwide Leaders Fund,
Nationwide U.S. Growth Leaders Fund, Nationwide U.S.
Growth Leaders Long-Short Fund, Nationwide Optimal
Allocations Fund: Specialty, and Nationwide Optimal
Allocations Fund: Growth was originally scheduled to be held on April 23, 2007 for the following purposes:

1. To approve a new investment advisory between Nationwide Fund Advisors (formerly Gartmore Mutual
Fund Capital Trust) and Nationwide Mutual Funds
(formerly Gartmore Mutual Funds), on behalf of their Fund.


The meeting was adjourned on April 23, 2007, April 25,
2007, April 27, 2007 and again on April 30, 2007 to permit the solicitation of additional votes.